SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a)
           of the Securities Exchange Act of 1934
                      (Amendment No. )

Filed by the Registrant [ ]

Filed by a party other than the Registrant [X]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[x] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 241.14a-11(c) or
Section
    240.14a-12

                 EUROPA CRUISES CORPORATION
      (Name of Registrant as Specified In Its Charter)

 PETER J. CATALANO, STEPHAN A. FITCH, ELIEZER BECHER & JERRY
                          C. MCCALL
   (Name of Person(s) Filing Proxy Statement if other than
                         Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and
    0-11.

     1) Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction
applies:

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     3)  Per unit price or other underlying value of
transaction
         computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)  Proposed maximum aggregate value of transaction:

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     5)  Total fee paid:

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[ ] Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for
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     4)   Date Filed:
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          THE COMMITTEE TO IMPROVE STOCKHOLDER VALUE OF
                   EUROPA CRUISES CORPORATION

                          April 8, 1997

TO ALL STOCKHOLDERS OF
EUROPA CRUISES CORPORATION:

IT'S TIME FOR YOU TO LOOK AT THE TRUTH ABOUT YOUR COMPANY.

Deborah Vitale, Piers Hedley and Lestor Bullock, the incumbent board of directors, have tried to frighten you by distorting our business backgrounds. This is a desperate attempt to divert attention from a depressed stock price and their own inability to face stockholder dissatisfaction with present management's dismal failure. Europa is in a crisis unsolved by the incumbent
                            ------------------------
board.

WHAT HAS THE INCUMBENT BOARD DONE FOR YOU?
-- DID YOU KNOW - that Europa common stock traded as high as $5.00 in December 1992, when Ms. Vitale became a director, and fell to $0.75 by December 1996? How much did you pay for your stock and how long have you had it?

-- DID YOU KNOW - that according to Company reports, your Company's stock has been DILUTED by more than doubling the amounts outstanding since Ms. Vitale became a director in December 1992? This includes 5,000,000 shares said to be issued to an ESOP created by the board, and millions more in "off-shore" transactions at discounted prices. Were you given a chance to vote on these major stock issuances?

-- DID YOU KNOW - that until Dana V. Catalano, a Europa stockholder with 120,000 shares, took the initiative this year to force an Annual Stockholders Meeting, the incumbent board had NOT HELD SUCH A MEETING FOR MORE THAN TWO YEARS. It's time for you - the owners of the Company - to be heard.
                   --------

IT'S TIME FOR CHANGE  -  ELECT DIRECTORS WHO HAVE THE TALENT AND
BUSINESS SAVVY TO RECOGNIZE THE NEEDS OF EUROPA'S STOCKHOLDERS
AND THE IMPORTANCE OF ANNUAL MEETINGS.

  VOTE FOR CHANGE - VOTE THE COMMITTEE'S SLATE  - VOTE THE BLUE
                              CARD
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--   DID YOU KNOW - that the board authorized "off-shore"
     transactions between October 1995 and January 1997 in which 3,851,869 shares of Europa's common stock were issued for an average price of $0.48 PER SHARE? How much did you pay for your stock?

-- DID YOU KNOW - that in most of these transactions (2,669,117 shares) Peerless Associates, Ltd., for which incumbent director Piers Hedley is executive managing director, received an 8% COMMISSION? What did you get for your investment?

-- DID YOU KNOW - that the incumbent board FAILED TO MENTION in their own proxy statement the largest of these "off-shore" transactions benefiting Mr. Hedley's company, in which Peerless received a commission from Europa in connection with sales through January 1997 of 1,163,843 shares at an average price of $0.43 PER SHARE?

-- DID YOU KNOW - that Federal law would require the Company to file a Form 8-K within 15 days after the more recent of these "off-shore" transactions, if, as it appears, those sales continued through January 1997, and MANAGEMENT FAILED TO FILE ANY PUBLIC REPORT?

IT'S TIME FOR CHANGE - ELECT DIRECTORS WHO WILL PUT AN END TO
UNFAIR DILUTIVE TRANSACTIONS AND BUILD STOCKHOLDER VALUE.

VOTE FOR CHANGE - VOTE THE COMMITTEE'S SLATE - VOTE THE BLUE CARD
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--   DID YOU KNOW - that during 1996 the incumbent board awarded its members options to buy 1,450,000 SHARES of Europa common stock at $0.75 per share?

--   DID YOU KNOW - that the three incumbent board members only own 3,500 SHARES
                                              -----
     of Europa common stock, plus 6,270 shares reported to be allocated to Mr. Bullock under a Europa ESOP? Does this sound like a board that's committed to the Company?

--   DID YOU KNOW - that in addition to granting Ms. Vitale
     1,000,000 STOCK OPTIONS, the incumbents have reserved the right to consider what additional payments, if any, should be made to Ms. Vitale for past services?

IT'S TIME FOR CHANGE - ELECT DIRECTORS WHO BELIEVE THAT COMPENSATION SHOULD BE BASED ON PERFORMANCE.
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VOTE FOR CHANGE - VOTE THE COMMITTEE'S SLATE - VOTE THE BLUE CARD
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--   DID YOU KNOW - that the incumbents FAILED TO REPORT in their own proxy statement that if an agreement with Hilton is reached on the terms they propose, Hilton will have majority ownership and CONTROL of the Diamondhead, Mississippi project? Will the incumbents give away your greatest asset? Whatever happened to the "spin-off" of the Diamondhead project to Europa's stockholders which was promised at least three times during Ms. Vitale's tenure? Did you count on the "spin-off" when you bought stock?

-- DID YOU KNOW - that Charles "Kip" Reddien RECENTLY RESIGNED FROM EUROPA AND AGREED TO SERVE WITH THE COMMITTEE'S SLATE? Why have the desperate incumbents now made Mr. Reddien the focus of their most vicious and misleading personal attacks? Until he resigned, the incumbents trusted Mr. Reddien to be responsible for obtaining the necessary permits at Diamondhead, which brought about the
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     Hilton opportunity.  Now they're trying to take credit for his achievements and attack his abilities.  Let's keep
     Mississippi on track.

IT'S TIME FOR CHANGE - ELECT DIRECTORS WHO WILL BRING GAMING AND
REAL ESTATE EXPERTISE TO THE NEGOTIATING TABLE AND GET THE BEST
DEAL FOR STOCKHOLDERS.

VOTE FOR CHANGE - VOTE THE COMMITTEE'S SLATE - VOTE THE BLUE CARD
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The TRUTH is that management has failed you miserably and it is time for change.  It's time to elect PETER J. CATALANO, STEPHAN
A. FITCH and Dr. JOHN H. GLASSEY as your new directors.
Together, with CHARLES "KIP" REDDIEN and PAUL WELLS, the Committee's Slate will try to salvage your investment in Europa. We urge you to read our proxy statement to better understand the talent that the Committee's Slate would bring to Europa if elected on April 18, 1997. Vote now by signing, dating and returning the BLUE CARD in the return envelope
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provided to you with our proxy statement.  We sincerely thank you for your support.

                                         THE COMMITTEE TO IMPROVE
                                             STOCKHOLDER VALUE OF
                                       EUROPA CRUISES CORPORATION

                         VERY IMPORTANT


           IN ORDER TO VOTE FOR THE COMMITTEE'S SLATE,
                           -----
         YOU MUST USE THE COMMITTEE'S "BLUE" PROXY CARD.
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Remember your last dated vote received up to the April 18, 1997
Annual Meeting is the vote that
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counts.  Therefore, if you signed the incumbents' "white" proxy card by mistake or wish to
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change your mind now, please complete the "BLUE" PROXY CARD, sign, date and mail to:
                    ---------------------------------------------
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          THE COMMITTEE TO IMPROVE STOCKHOLDER VALUE OF
          EUROPA CRUISES CORPORATION
          1412 BROADWAY - SUITE # 2110
          NEW YORK, NY 10018
            ATTENTION:  PETER J. CATALANO, COMMITTEE MEMBER


If you own your shares in the name of a brokerage firm, bank, nominee or other institution, only they can vote your shares. Accordingly, you should CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS WITH RESPECT TO THE VOTING OF YOUR SHARES. Your broker cannot vote your shares unless he or she receives your specific instructions.


If you have any questions or have difficulty granting proxies, you are invited to contact:

          PETER J. CATALANO   212-398-2244


For your further convenience, the members of the Committee, as listed below, will be happy to assist you and answer your questions relating to this solicitation.

LOCATION  NAME                TELEPHONE      FACSIMILE
---------------     ---------                -----------------
----------------
California     Stephan A. Fitch         310-472-5031        310-
472-4774
Florida        Paul Wells               305-936-1515        305-
936-1552
Mississippi    Charles "Kip" Reddien    601-255-4798        601-
255-4798
          Dr. Jerry C. McCall      601-688-1722        601-688-
1364
New Jersey     Dr. John H. Glassey      609-272-7700        609-
272-7772
New York  Peter J. Catalano        212-398-2244        212-398-
2243
          Eleizer Becher           914-271-5361        914-271-
5361